SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     IMATRON
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 18, 1999

                               -----------------

     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Imatron Inc., a New Jersey corporation (the "Company"), will be held on Friday, June 18, 1999, at 10:00 a.m., local time, at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, for the following purposes:
         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To approve the increase in the number of shares authorized to be issued pursuant to the 1993 Employee Stock Option Plan from 5,500,000 common shares to 11,500,000 common shares.

         3. To approve the increase in the number of shares authorized to be issued pursuant to the 1994 Employee Stock Purchase Plan from 1,800,000 common shares to 2,300,000 common shares.

         4. To approve the increase in the number of shares authorized to be issued pursuant to the Stock Bonus Incentive Plan from 1,200,000 common shares to 2,200,000 common shares.

         5. To approve the increase in the number of shares authorized to be issued pursuant to the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan from 1,000,000 common shares to 1,500,000 common shares; to approve the increase in the number of shares granted in the Initial Option to each newly elected eligible director from 25,000 common shares to 40,000 common shares; and to approve the increase in the number of shares granted in the annual option to each eligible director from 25,000 common shares to 40,000 common shares.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on May 7, 1999 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.


                                           By order of the Board of Directors,


                                           /s/ Gary H. Brooks
                                              --------------------------------
                                               Gary H. Brooks
                                                Secretary

South San Francisco, California
May 17, 1999



       ---------------------------------------------------------------------
         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING,
              YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED
              PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID
                      ENVELOPE ENCLOSED FOR THAT PURPOSE.
       ---------------------------------------------------------------------

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080


                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Imatron Inc., a New Jersey corporation (the "Company"), for use at the annual meeting of shareholders to be held on June 18, 1999 at 10:00 a.m. local time, at which shareholders of record on May 7, 1999 will be entitled to vote. On April 30, 1999, the Company had issued and outstanding 90,698,764 shares of Common Stock. The annual meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California.


VOTING AND REVOCABILITY OF PROXIES

     All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

     Holders of Common Stock are entitled to vote for each share of Common Stock held. Under New Jersey law, approval of increases in the number of shares authorized to be issued pursuant to the Company's Employee Stock Option Plan, the Employee Stock Purchase Plan, the Stock Bonus Incentive Plan and the Non-Employee Directors' Stock Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting by the shareholders entitled to vote with abstentions not counted as votes for or against. With respect to the election of directors, shareholders are entitled to cast the number of votes held by the shareholder for as many persons as there are directors to be elected.


SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company intends to mail this proxy statement on or about May 18, 1999.


SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders that are intended to be presented at the Company's 2000 annual meeting of shareholders must be received by the Company no later than January 7, 2000 in order to be included in the proxy statement and proxy relating to that meeting.



                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

     There are six nominees for the six Board positions currently established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. The six candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

     Six directors will be elected at the annual meeting to serve for one year expiring on the date of the annual meeting in 2000. Proxies can be voted for no more than six nominees. Set forth below is information regarding the nominees, including information furnished by them.

                                             PERCENTAGE OF 1998
                                             BOARD OR COMMITTEE
NAME                              AGE        MEETINGS ATTENDED(A)          EXECUTIVE POSITION
------                           -----      ----------------------       ----------------------
Douglas P. Boyd                   57                 100%               Chairman of the Board
John L. Couch                     58                 100%
S. Lewis Meyer                    54                 100%               Chief Executive Officer
                                                                          (and until 1/1/99,
                                                                          President)
William J. McDaniel, M. D.        56                 100%
Terry Ross                        51                 100%               President
                                                                          (appointed 1/1/99)
Aldo J. Test                      75                 100%


-------------------
(a) The percentage of meetings attended is based on the total number of Board and Committee meetings which the particular director was eligible to attend.

     Dr. Boyd has held several positions with the Company since its inception in 1983 including Chief Executive Officer, President, Chief Technical Officer and Director. Dr. Boyd is currently Chairman of the Board and Chief Technology Officer. He is an Adjunct Professor of Radiology (Physics) at the University of California, San Francisco ("UCSF") and spends approximately 5% of his time on his duties at the University. He has held various academic positions with UCSF for more than the past five years. Dr. Boyd also serves as a director of InVision Technologies, Inc. and is a member of the Compensation Committee of its board, and serves as a director of Accuimage Diagnostics Corp.

     Dr. Couch has been a director of the Company since its inception in 1983. In May 1987 he became Vice President, Scientific Affairs. He served as Secretary from March 1990 to December 1993.

     Admiral McDaniel, a retired United States Navy Rear Admiral, was elected a director on January 28, 1997. From 1992 to 1995 he was Chief Executive Officer of Naval Medical Center, Portsmouth, Virginia, a 346 bed tertiary training medical center for the Navy. From 1995 to 1997 Admiral McDaniel was the Surgeon General of the U.S. Pacific Command. In such position he was responsible for all U.S. military contingency plans for the Pacific half of the world, including preparing for responses to wartime, natural disasters, and peacetime humanitarian relief efforts.

     Mr. Meyer was elected President and Chief Executive Officer of the Company on June 23, 1993. From April 1991 until joining the Company he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins,
Colorado,   a   manufacturer   of  clinical  MR  systems  and   analytical   NMR
spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Finet Holdings Corporation and a member of its Compensation Committee. Until 1998, Mr. Meyer was a member of the Board of Directors of the American Electronics Association (AEA) and until 1999 he was a member of the board of BSD Corporation.

     Mr. Ross has been a director of the Company since January 1987 and served as its Vice President, Marketing and Sales from October 1985 to December 1987. From January 1988 through December 31, 1998, Mr. Ross served as President and Chief Executive Officer of CEMAX-ICON, Inc., a privately held company engaged in the manufacture and sale of medical imaging and networking software.
Effective January 1, 1999, Mr. Ross returned to the Company as its President.

     Mr. Test has been a director of the Company since its inception in 1983. He is a senior partner of the San Francisco and Palo Alto law firm of Flehr, Hohbach, Test, Albritton & Herbert where he has practiced patent law for more than the past five years.


TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Dr. Douglas Boyd, currently Chairman of the Board and Chief Technology Officer for the Company, also serves as a director of Accuimage Diagnostics Corporation (see above). During the year ended December 31, 1998, the Company sold no products to Accuimage Diagnostics Corporation, and purchased goods and services from Accuimage Diagnostics Corporation, primarily workstations and other peripherals, in the amount of $375,159. All goods and services purchased were at competitive prices. Goods and services purchased from Accuimage during 1998 represented less than one percent (1%) of goods and services purchased by the Company during 1998.

     In February, 1999 the Company sold the San Francisco Center of HeartScan Imaging, Inc. in an arm's length asset sale to Imaging Technology Group, a Nevada corporation. HeartScan Imaging, Inc. is a majority-owned subsidiary of the Company. Dr. Boyd is a minority shareholder of Imaging Technology Group and his wife is a substantial shareholder. The sale to Imaging Technology followed a solicitation of bids by the Company from all viable purchasers and an open auction. The successful bid by Imaging Technology contained the best and most favorable terms for the Company.

     Aldo Test, a director of the Company, is a member of the law firm of Flehr, Hohbach, Test, Albritton & Herbert, which represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future. The fees paid to the firm did not exceed five percent of the law firm's gross revenues for the fiscal year.

     S. Lewis Meyer, pursuant to authorization of the Board of Directors, borrowed $336,000 from the Company in June 1998 pursuant to a full-recourse promissory note bearing 5.6% simple interest, with interest payable quarterly beginning July 1, 1998. The purpose of the loan was to enable Mr. Meyer to exercise 600,000 options expiring in June 1998 granted in connection with his employment in June 1993. The loan is secured by the 600,000 shares of common stock he purchased upon exercise of the options plus other personal property.

     Douglas P. Boyd, pursuant to authorization of the Board of Directors, borrowed $115,000 from the Company in August 1998 pursuant to a full-recourse promissory note bearing 5.6% simple interest, with interest payable quarterly beginning October 1, 1998. The purpose of the loan was to enable Dr. Boyd to exercise 225,000 options previously granted in connection with his employment. The loan is secured by the 225,000 shares of common stock he purchased upon exercise of the options, plus other personal property.


BOARD COMMITTEES AND MEETINGS

     During 1998 the Board of Directors held four meetings in person and two actions by unanimous written consent. The Board of Directors has a standing Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consists of Mr. Test and, as of July 13, 1998 Admiral McDaniel, and until January 1, 1999 Mr.
Ross, held one meeting during the fiscal year.

     The Board of Directors has a standing Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's 1993 Stock Option Plan, including the grant of options, the Company's 1987 Stock Bonus Incentive Plan, and the Company's 1994 Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of Mr. Test and, as of July 13, 1998 Admiral McDaniel, and until January 1, 1999 Mr. Ross, held three meetings during the year.


COMPENSATION OF DIRECTORS

     Aldo Test, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $11,100 during 1998, and may be expected to do so in the future. The law firm of Flehr, Hohbach, Test, Albritton & Herbert, of which Mr. Test is a member, represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future. Terry Ross, a director of the Company, rendered consulting services to the Company pursuant to a month-to-month consulting agreement between November 1993 and December 31, 1998 after which, effective January 1, 1999 he was appointed President of the Company. In 1998 Mr. Ross received $12,000 pursuant to such agreement. Admiral McDaniel, a director of the Company since January, 1997 renders consulting services to the Company on a month-to-month basis for which he received compensation of $63,237 during 1998, and may be expected to do so in the future.

     NON-EMPLOYEE DIRECTOR OPTIONS. In connection with their services to the Company, directors who are not employees of the Company have periodically received stock options under the 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to purchase shares of Common Stock. The directors and shareholders approved the Directors' Plan in 1991 in order to attract and retain highly qualified non-employee directors by providing each non-employee director with an opportunity to purchase the Company's stock and to provide incentives for such persons to exert maximum efforts on behalf of the Company. Thereafter, in 1998 and effective as of January 1, 1998, the directors and shareholders approved the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan (the "Restated Directors' Plan"). Subject to provisions relating to adjustments upon changes in stock, the Restated Directors' Plan currently covers an aggregate of 1,000,000 shares of the Company's Common Stock, which number will increase to 1,500,000 shares of the Company's Common Stock if approved by the Shareholders. (SEE PROPOSAL FIVE OF THIS STATEMENT.)

     The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant as quoted on the NASDAQ National Market System. Typically, the options granted to directors under the Restated Directors' Plan vest pursuant to one of two schedules: immediately; or 25% per year starting with the first anniversary of the date of grant. Options granted under the 1991 Directors' Plan have a term of five years and options granted under the 1998 Restated Directors' Plan have a term of ten years. Each option terminates prior to the expiration date if the optionee's service as a non-employee director terminates, or if the optionee's service continues thereafter as an employee, when that service terminates.

     The Restated Directors' Plan is administered by the Board of Directors. The Board may suspend or terminate the Directors' Plan at any time. If no such termination occurs, the Restated Directors' Plan will terminate at the end of the year 2008.

     Options may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company. The Restated Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to non-employee directors. Each person elected for the first time to be a Non-Employee Director automatically receives an option to purchase 25,000 shares of the Company's Common Stock, which number will increase to 40,000 shares of the Company's Common Stock if approved by the Shareholders. (SEE PROPOSAL FIVE OF THIS STATEMENT.) The Restated Directors' Plan also provides that every non-employee director is to receive an option to purchase 25,000 shares on January 1st of each year if such director served continuously as such for the thirty days preceding that date, which number will increase to 40,000 shares of the Company's Common Stock if approved by the Shareholders. (SEE PROPOSAL FIVE OF THIS STATEMENT.)

     The non-employee directors (Messrs. McDaniel and Test and until December 31, 1998 Mr. Ross) are entitled to receive options to purchase 25,000 shares each under the 1998 Restated Directors' Plan on January 1st of each year. Under that provision, Messrs. Ross and Test each received 25,000 shares in fiscal year 1998 at an option price of $2.13 per share and Mr. Test and Admiral McDaniel each received 25,000 shares on January 1, 1999 at an option price of $1.17 per share. In January 1997, Admiral McDaniel also received 25,000 shares at an option price of $2.24 per share upon his election as a director of the Company. In addition, directors who are not officers of the Company are eligible for reimbursement in accordance with Company policy for their expenses but not fees in connection with attending meetings of the Board of Directors and any committees thereof.

     EMPLOYEE DIRECTOR COMPENSATION. Employees who serve as directors of the Company (Dr. Boyd, Messrs. Meyer and Couch and, effective January 1, 1999 Mr.
Ross) receive no additional compensation for such service. Dr. Boyd and Mr. Meyer and, effective January 1, 1999 Mr. Ross, are also named executive officers of the Company. The compensation for Dr. Boyd and Mr. Meyer is reflected in the Summary Compensation Table contained elsewhere in this statement.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of March 31, 1999 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER(AA)

                      NAME AND ADDRESS OF             AMOUNT OF DIRECT
TITLE OF CLASS          BENEFICIAL OWNER            BENEFICIAL OWNERSHIP          PERCENT OF CLASS
--------------       -----------------------       -----------------------      -----------------
Common               Marukin Corporation(bb)              5,471,617                    6.0%


----------------------
(aa) Security  ownership   information  for  beneficial  owners  is  taken  from
     statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(bb) Marukin Corporation, 6, Rokuban-Cho Chiyoda-Ku, Tokyo 10.


SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                                           AMOUNT AND NATURE OF
TITLE OF CLASS        NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP (a)    PERCENT OF CLASS (b)
--------------       ----------------------------        -------------------------    -------------------
Common                Douglas P. Boyd                            2,065,177(c)                 2.3%
Common                Gary H. Brooks                               157,797(d)                    *
Common                John L. Couch                                 34,625(e)                    *
Common                William J. McDaniel, M.D.                     82,500(f)                    *
Common                S. Lewis Meyer                               629,058(g)                    *
Common                Terry Ross                                   132,500(h)                    *
Common                Aldo Test                                    126,250(i)                    *
Common                All Directors and                          3,196,657(j)                 3.5%
                      Executive Officers as a Group

-----------------------
*    Does not exceed 1% of the referenced class of securities.

(a)  Ownership is direct unless indicated otherwise.

(b) Calculation based on 90,503,777 shares of Common Stock outstanding as of March 31,1999.

(c) Includes 2,055,801 shares owned directly and 9,376 shares issuable upon the exercise of stock options that are exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

(d) Includes 121,547 shares owned directly and 36,250 shares issuable upon the exercise of stock options that are exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

(e) All shares are issuable upon the exercise of stock options that are exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

(f) Includes 20,000 shares owned directly and 62,500 shares issuable upon the exercise of stock options that are exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

(g) Includes 616,558 shares owned directly and 12,500 shares issuable upon the exercise of stock options exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

 (h) Includes 32,500 shares owned directly, 68,750 shares issuable upon the exercise of stock options exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter, and


                                       6




    an additional 31,250 shares issuable upon the exercise of stock options exercisable as of March 31, 1999 provided the shareholders approve the increase in authorized shares issuable under the 1993 Stock Option Plan.

(i) Includes 20,000 shares owned directly and 106,250 shares issuable upon the exercise of stock options exercisable as of March 31, 1999 or that will become exercisable within 60 days thereafter.

(j) Percentage of beneficial ownership assumes the exercise of the aforesaid options by officers and directors.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION OF NAMED EXECUTIVES

     The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded
$100,000  for  services  rendered  in all  capacities  during  fiscal  year 1998
(collectively referred to as the "Named Executive Officers"). Compensation data is shown for the fiscal years ended December 31, 1998, 1997 and 1996. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE


-----------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM
                                                                              COMPENSATION
                                                  ANNUAL COMPENSATION            AWARDS
                                                                                OPTIONS/           ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY($)(A)       BONUS             SARS          COMPENSATION(B)
------------------------------     -----     -------------     -------       ---------------  ------------------
Douglas P. Boyd                    1998         182,000          -0-              75,008(c)          4,750
 Chairman of the Board             1997         174,300                                              4,750
                                   1996         166,000                                              4,700

S. Lewis Meyer                     1998         234,000          -0-             100,000(c)          4,750
 President and                     1997         221,500                                              4,750
 Chief Executive Officer           1996         211,000                                              4,750

Gary H. Brooks                     1998         144,000          -0-              50,000(c)          4,320
 Vice President and                1997         137,000                                              4,020
 Chief Financial Officer           1996         131,000                           40,000(d)          3,880

-----------------------------------------------------------------------------------------------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) Represents the Company's matching contributions to its 401(k) plan.

(c) Represents options granted by the Board of Directors on February 24, 1998 at 100% of the closing price of a share of Company stock on that date, and subsequently repriced and regranted on October 23, 1998.

(d) Represents options granted in March 1996 under the Company's 1993 Stock Option Plan.

INCENTIVE AND REMUNERATION PLANS

     1987 STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders of the Company approved the adoption of a Stock Bonus Incentive Plan ("Stock Bonus Plan"). The Stock Bonus Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service. The Stock Bonus Plan was amended and restated by the Board in 1996, and is administered by the Compensation Committee of the Board of Directors which presently consists of Mr. Test and Admiral McDaniel. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Plan, and all other actions the Committee deems necessary or advisable to administer the Plan.

     The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 1,200,000 shares with no more than 400,000 shares available for issuance in any single calendar year. The total number of shares of Common Stock which may be issued under the Stock Bonus Plan will increase to 2,200,000 shares if approved by the shareholders. (SEE PROPOSAL FOUR OF THIS STATEMENT.)

     In addition, the Compensation Committee has authorized additional bonus opportunities for participants based on the participant achieving specific corporate objectives. The bonus opportunity for each participant is expressed as a percentage of base salary, with a maximum bonus opportunity of 40% of base salary. After the end of each fiscal year, the Committee determines each participant's bonus award expressed in dollars. The number of shares of Common Stock to be issued is determined by dividing the bonus award by the closing stock price for the Common Stock on the grant date.

     No participant is eligible to receive a bonus award unless such participant is either employed by the Company or providing consulting services to the Company on the last day of the calendar year to which the bonus relates.

     During the 1998 fiscal year 285,250 shares were granted to all employees under the Stock Bonus Plan of which no shares were granted to any Named Executive Officer.


STOCK PARTICIPATION AND OPTION PLANS

     1994 EMPLOYEE STOCK PURCHASE PLAN. In 1993 the directors approved the adoption of the 1994 Employee Stock Purchase Plan (the "Plan"). The Plan was approved by the shareholders at the 1994 Annual Meeting and became effective January 1, 1994. All employees, including Named Executive Officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan replaced the Company's 1984 Employee Stock Participation Plan which expired January 17, 1994. The Plan is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, but is not subject to the provisions of ERISA.

     The maximum aggregate number of shares to be offered under the Plan is 1,800,000 shares of the Company's Common Stock, which number will increase to 2,300,000 if approved by the shareholders. (SEE PROPOSAL THREE OF THIS STATEMENT.) The shareholders approved an increase in the number of shares issuable under the Plan from 1,000,000 to 1,800,000 shares at the 1996 Annual Meeting. As of April 30, 1999, 76,398 shares of the Company's Common Stock have been issued under the Plan.

     All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are customarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Plan. The first Offering Period began January 1, 1994 and ran through March 31, 1996. The second Offering Period began April 1, 1996 and ran through June 30,

1998. The third Offering Period began July 1, 1998 and runs through September 30, 2000. Each Interim Offering Period is a calendar quarter. As of April 30, 1999, a total of 176 employees met the eligibility requirements under the Plan.

     Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

     Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

     The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

     To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

     The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

     1993 STOCK OPTION PLAN. The Company's 1993 Stock Option Plan, which was approved by the Shareholders at the 1993 Annual Meeting (the "Option Plan"), is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interests in the Company. The Option Plan covers an aggregate of 5,500,000 shares of Common Stock, which number will increase to 11,500,000 shares if approved by the shareholders. (SEE PROPOSAL TWO OF THIS STATEMENT.) At the June 25, 1995 Annual Meeting, the shareholders approved an increase in the number of shares which may be issued under the Option Plan from 3,000,000 to 5,500,000.

     The  Option  Plan  provides  for the  granting  of two  types  of  options:
"incentive stock options" and "nonstatutory stock options." The incentive stock options (but not the nonstatutory stock options) are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Option Plan succeeded the 1983 Stock Option Plan which expired in 1993.

     Options may be granted under the Option Plan to all full-time regular employees including officers, directors (if employees) and consultants of the Company; provided, however, that incentive stock options may not be granted to any non-employee director or consultant. As of April 30, 1999 approximately 176 employees and consultants were eligible to participate in the Option Plan.

     The Compensation Committee of the Board of Directors administers the Option Plan. The Committee has the power, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

     The maximum term of each option is ten years. Incentive Stock Options (ISO) granted under the Plan generally vest in sixteenths, one-sixteenth each quarter of a year over a four year period following the date of grant. Non-Statutory Options (NSO) granted under the Plan generally vest annually over a four-year period following the date of grant.

     The exercise price of all nonstatutory stock options granted under the Option Plan must be at least equal to 85% of the fair market value of the underlying stock on the date of grant. The exercise price of all incentive stock options granted under the Option Plan must be at least equal to the fair market value of the underlying stock on the date of grant.


OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the options granted during the last fiscal year to each of the named executive officers of the Company:

                                         Option/SAR Grants In Last Fiscal Year
---------------------------------------------------------------------------------------------------------------

                                         INDIVIDUAL GRANTS              POTENTIAL REALIZABLE VALUE
                                                                        AT ASSUMED ANNUAL RATES
                                                                        OF STOCK PRICE APPRECIATION
                                                                        FOR OPTION TERM
---------------------------------------------------------------------------------------------------------------
                           NUMBER OF    % OF TOTAL
                           SECURITIES   OPTIONS
                           UNDER        GRANTED TO
                           OPTIONS      EMPLOYEES     EXERCISE OR
                           GRANTED      IN FISCAL     BASE PRICE    MARKET      EXPIRATION
NAME                       (#)          YEAR(A)       ($/SH)        PRICE       DATE         0%($)   5%($)(C)
------                     ----------   -----------   ------------  --------    -----------  ------  ---------

Douglas P. Boyd            75,008       6%            $1.50(b)      $1.50(b)    10/23/08(b)  -0-     45,800

Gary H. Brooks             50,000       4%            $1.50(b)      $1.50(b)    10/23/08(b)  -0-     30,500

S. Lewis Meyer             100,000      8%            $1.50(b)      $1.50(b)    10/23/08(b)  -0-     61,100

---------------------------------------------------------------------------------------------------------------

(a)  Based on 1,254,176 options granted to all employees.

(b) Ten-year options were granted on February 24, 1998 with an exercise price of $2.56, which was 100% of the market price of the stock on that date. On October 23, 1998, all of those options were cancelled, regranted and repriced with an exercise price of $1.50, which was 100% of the market price of the stock on October 23, 1998.

(c) Based on 5-year option term and annual compounding; results in total appreciation of 27.6% (at 5% per year) and 61.1% (at 10% per year).

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

       Aggregated Options Exercised and Option Values in Fiscal Year 1998

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN THE MONEY OPTIONS AT
                                                          OPTIONS AT YEAR-END (#)            YEAR-END ($)
                       SHARES ACQUIRED       VALUE
         NAME          ON EXERCISE (#)   REALIZED ($)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ------        -----------------  ------------   ---------------------------   ---------------------------
Douglas P. Boyd           225,000            $377,250                 0/75,008                             0/0

S. Lewis Meyer            600,000          $1,200,000                0/100,000                             0/0

Gary H. Brooks            100,000             $75,500            27,500/62,500                             0/0

COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Imatron's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

     Imatron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.


                      COMPENSATION PHILOSOPHY AND OBJECTIVE

     The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers and the Chief Executive Officer, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

     The Committee believes that compensation of Imatron's key executives should:

           o  Link rewards to business results and stockholder returns;
           o Encourage creation of stockholder value and achievement of strategic objectives;
           o Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;
           o Attract and retain, on a long-term basis, highly qualified executive personnel; and
           o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

     Imatron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Imatron stock, both in absolute and relative terms.


BASE SALARY
     A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.


SHORT-TERM INCENTIVE
     Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

     CASH BONUS PROGRAM. From time to time, the Committee adopts an Executive Officer Cash Bonus Program, pursuant to which executive officers are eligible to receive a bonus from a pool consisting of a set percentage of net profits from that particular fiscal year. The Committee allocates to each executive officer a percentage of the bonus pool. For the year 1998 the Committee did not adopt a Cash Bonus Program, and no cash bonus awards were made to any executive officer during 1998.

     STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders approved the adoption of the 1987 Stock Bonus Incentive Plan, which was subsequently updated and amended in 1996. Under the terms of the Stock Bonus Plan the Committee may award shares of the Company's Common Stock to employees, including executive officers.


LONG-TERM INCENTIVE
     Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards. During 1998, the Compensation Committee awarded 75,008, 100,000 and 50,000 options to the Chairman, the Chief Executive Officer and the Chief Financial Officer, respectively, as set forth on the above chart.

     STOCK OPTION PLAN. In 1994, the shareholders approved the adoption of the 1993 Stock Option Plan (which replaced the 1983 Stock Option Plan). In 1995 the directors and shareholders approved an increase in the number of shares reserved under the Option Plan from 3,000,000 shares to 5,500,000 shares, which number will increase to 11,500,000 shares if approved by the shareholders. (SEE PROPOSAL TWO OF THIS STATEMENT.) At the sole discretion of the Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Imatron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

     EMPLOYEE STOCK PURCHASE PLAN. In 1994 the directors and shareholders approved the adoption of the 1994 Employee Stock Purchase Plan. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan became effective January 1, 1994.

     1998 COMPENSATION. Total revenue, net product revenue, scanner shipments and total assets for the year ended December 31, 1998 decreased from the prior fiscal year. HeartScan Imaging, Inc., the

Company's majority-owned subsidiary, sustained losses, albeit substantially less than those sustained during the prior fiscal year. Nevertheless, compensation levels during 1998 were principally driven by a highly competitive market in San Francisco - Silicon Valley, particularly for personnel with engineering and technical training. As a consequence, compensation for such personnel increased approximately 3% to 5%. Based on the Company's performance, the Board awarded no cash or stock bonuses and only modest cost-of-living salary increases during the year to the Named Executive Officers. Stock Options were granted to the Named Executive Officers, as well as to other employees of the Company, based on the employee's level of responsibility and other factors.

     Effective January 1, 1999, at the recommendation of the Chief Executive Officer, the Board adopted a freeze on the base salaries of all executive officers, including the Chief Executive Officer. The salary freeze will remain in effect until the Company achieves profitability or the Board otherwise determines that such action should be revised or terminated.


                    1998 CHIEF EXECUTIVE OFFICER COMPENSATION

     On March 1, 1996 Mr. Meyer's base salary was increased from $195,000 to $205,000. Effective January 1, 1997 his base salary was increased to $215,250. Effective March 1, 1998, it was increased to $228,000. All of these adjustments reflect modest cost of living increases. The Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Members of the Compensation Committee

William McDaniel
Aldo Test

--------------------------------------------------------------------------------

SHARE INVESTMENT PERFORMANCE

     The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Technology Index. The Company's shares are traded on the NASDAQ National Market System under the symbol "IMAT". The Hambrecht & Quist Technology Index is comprised of the publicly traded stocks of 200 technology companies and include companies in the electronics, medical and related technology industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.





                                PERFORMANCE GRAPH





YEAR                      1993      1994      1995     1996     1997     1998
---------------           -----     -----     -----    -----    -----    -----
Imatron Inc.               100       219       400      663      463      275
NASDAQ Stock Market        100       98        138      170      209      293
H&Q Technology Index       100       120       180      223      262      407


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

     S. Lewis Meyer became President and Chief Executive Officer of the Company on June 14, 1993. In connection with such employment the Company entered into an Executive Employment Agreement with Mr. Meyer providing for an initial term ending December 31, 1994 and continuing for rolling six month periods thereafter (filed as Exhibit 10.65 to Annual Report on Form 10-K for 1993.) Pursuant to the agreement, in the event of his termination, Mr. Meyer is entitled to receive six months of compensation at the annual salary rate then in effect.

     Terry Ross was appointed President of the Company effective January 1, 1999. In connection with his employment, the Company and he have an understanding that if his employment terminates within the first twenty-four months of employment for any reason other than termination for cause or voluntary resignation, he will be entitled to: salary and benefits that would have been payable for the greater of twelve months or the then balance from the termination date to twenty-four months; immediate vesting of options and warrants granted in connection with his employment; and an exercise period regarding those options and warrants of two years from the date of termination.

     In April 1999, Mr. Ross and the Company entered an agreement pursuant to which Mr. Ross loaned the Company $2 million on a short term basis at 10% interest. By the terms of the agreement, the Company will convert the repayment of principal and, at Mr. Ross's option, interest into Company securities on terms and conditions comparable to those contained in the Company's next equity financing.


REPORT ON REPRICING OF OPTIONS/SARS

     Effective February 24, 1998, the Compensation Committee of the Board of Directors repriced all options previously granted to employees pursuant to the Company's 1993 Stock Option Plan to the lesser of the actual grant price or 100% of the closing price of a price of the Company's common stock on that date, which price was subsequently determined to be $2.56. This repricing applied to all employees equally, including Named Executive Officers, to the extent that they held options previously granted under the 1993 Plan. Pursuant to this repricing, the Company repriced 760,597 options previously granted to employees. None of the repriced options was held by Named Executive Officers.

     Thereafter, effective October 23, 1998, the Board of Directors approved a resolution pursuant to which all optionholders, including Named Executive
Officers, were given the option of returning to the Company any outstanding option having an exercise price of greater than $1.50 for cancellation and repricing at $1.50, which was 100% of the closing price of a share of the Company's common stock as of that date. Pursuant to this repricing, the Company cancelled and regranted 1,158,992 options previously granted to employees, of which 100,000, 75,008 and 50,000 respectively were granted to Messrs. Meyer, Boyd and Brooks. Pursuant to the October 23, 1998 repricing option, the vesting schedule with respect to any options cancelled and thereupon regranted for a ten year term at an exercise price of $1.50 began anew with a new original grant date of October 23, 1998.


                         TEN-YEAR OPTION/SAR REPRICINGS

                                    NUMBER OF       MARKET
                                    SECURITIES      PRICE           EXERCISE
                                    UNDER           OF STOCK        PRICE           NEW           LENGTH OF
                                    OPTIONS         AT TIME OF      AT TIME OF      EXERCISE      ORIGINAL
NAME                   DATE         REPRICED        REPRICING       REPRICING       PRICE ($)     OPTION TERM
------                 -----        -----------     -----------     -----------     ----------    --------------
Douglas P. Boyd,       10/23/98     75,008          $1.50           $2.56           $1.50          2/24/08
  Chairman

S. Lewis Meyer,        10/23/98     100,000         $1.50           $2.56           $1.50          2/24/08
  Chief Executive
  Officer

Gary H. Brooks,        10/23/98     50,000          $1.50           $2.56           $1.50          2/24/98
  Chief Financial
  Officer

     The basis of the regrant to all employees, including to the above Named Executive Officers, was the opinion of the Compensation Committee that this method provided employees with the greatest amount of incentive to increase the value of the Company.

Aldo Test
William McDaniel



FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that four reports were not timely filed. Gary H. Brooks, Chief Financial Officer was one month late filing a Form 4 beneficial ownership report, reflecting the exercise of options granted in an exempt transaction; and Douglas P. Boyd, S. Lewis Meyer and Mr. Brooks were each late filing a Form 5 beneficial ownership report reflecting the cancellation and regrant of options granted in exempt transactions.



                                  PROPOSAL TWO
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
             ISSUED PURSUANT TO THE 1993 EMPLOYEE STOCK OPTION PLAN

     The following is a summary of the material features of the 1993 Employee Stock Option Plan, including the amendments for which shareholder approval is being requested ("Stock Option Plan").


PROPOSAL

     In March 1999 the Board of Directors amended the 1993 Employee Stock Option Plan to increase the number of shares authorized to be issued pursuant to the Stock Option Plan from 5,500,000 common shares to 11,500,000 common shares. The remaining provisions of the Stock Option Plan remain unchanged. At the annual meeting the shareholders are being requested to consider and approve the increase in the number of shares authorized to be issued pursuant to the Plan to 11,500,000 common shares. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.



                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL TWO

     The essential features of the 1993 Employee Stock Option Plan, with the amendment for which approval is being sought, are outlined below.


PURPOSE

     The purposes of the 1993 Employee Stock Option Plan are to induce persons of outstanding ability and potential to join and remain with the Company, to provide incentive for such employees and non-employee consultants to expand and improve the profits and prosperity of the Company, and to attract and retain key personnel. The Stock Option Plan provides for the granting of both incentive stock options and nonqualified stock options.


ELIGIBILITY

     Options may be granted under the Stock Option Plan to all employees, including officers and directors, and to non-employee consultants of the Company; provided however that incentive stock options may be granted only to employees. Directors who are not employees of the Company are not eligible to participate in the Stock Option Plan.


ADMINISTRATION

     Administration of the Stock Option Plan is by a Stock Option Plan Committee comprised of at least three disinterested members of the Board. The Committee has the power to: grant options; determine the option price and term of each option, the persons to whom and the time or times at which options shall be granted, and the number of shares to be subject to each option; interpret the Stock Option Plan; prescribe rules and regulations relating to the Stock Option Plan; and make all other determinations deemed necessary or advisable for the administration of the Stock Option Plan. The Committee also has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. The Company has reduced the exercise price of options in the past. Members of the Committee will receive no compensation for their services in connection with the administration of the Stock Option Plan.


OPTION TERMS

     The maximum term of each option is ten years except that, in the case of a participant who owns stock possessing more than ten percent of the voting rights of the Company's outstanding capital stock (a "10% Holder"), the maximum term of an incentive stock option is five years. Options granted under the Plan must vest at a rate no less than 20% each year over five years from the grant date, although the vesting schedule may be more rapid. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and during an optionee's life are exercisable only by the optionee. Options granted under the Plan generally terminate three months after the optionee ceases to be employed by the Company, a parent or subsidiary, except if termination is due to the employee's permanent and total disability, in which event the option may be exercised within a year of terminantion. In the event of the employee's death, the employee's estate has 18 months to exercise the option.


EXERCISE PRICE

     The exercise price of all nonstatutory stock options granted under the Plan must be at least equal to 85% of the fair market value of the underlying stock on the grant date, or 110% of fair market value in the case of a 10% Holder. The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the underlying stock on the grant date, or 110% of fair market value in the case of a 10% Holder. With respect to incentive stock options, the aggregate fair market value (determined at the time of grant) of stock which becomes exercisable for the first time in any year cannot exceed $100,000. The Plan permits the exercise of options for cash or stock, other consideration acceptable to the Committee, or pursuant to a deferred payment arrangement.

CHANGES IN STOCK AND EFFECT OF CERTAIN CORPORATE EVENTS

     If there is any change in the Common Stock subject to the Stock Option Plan or subject to any option granted under the Plan, whether through merger, consolidation, reorganization, recapitalization, dividend or otherwise, the Plan provides that an appropriate adjustment be made by the Committee to the aggregate number of shares subject to the Plan and the number of shares and the price per share of stock subject to outstanding options.

     In the event of dissolution, liquidation or specified types of merger of the Company, the options granted under the Plan accelerate and become exercisable immediately prior to such merger or consolidation, unless the surviving entity assumes the outstanding options or substitutes similar options.


AMENDMENT AND TERMINATION

     The Board of Directors may amend or terminate the Stock Option Plan at any time, except that any amendment which would (i) increase the aggregate number of shares of common stock issued under the Plan, or (ii) materially increase the benefits accruing to participants, or (iii) materially modify the eligibility requirements will only be effective if approved by the Company's shareholders within 12 months before or after adoption. Unless terminated earlier, the Plan will terminate on February 23, 2003.


FEDERAL INCOME TAX CONSEQUENCES

     Incentive stock options granted under the Stock Option Plan are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code. Nonqualified stock options granted under the 1993 Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

     INCENTIVE STOCK OPTIONS. There are generally no federal income tax consequences to the optionee by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any, however.

     If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Any capital gain or loss realized by an optionee on a qualifying or disqualifying (see below) disposition of stock acquired through exercise of an incentive, stock option will be long-term or short-term depending on whether the stock was held for more than one year. Generally, if the optionee disposes of the stock before the expiration of either of the holding periods described above (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the optionee's adjusted basis in the stock, or (ii) the optionee's actual gain, if any, on the purchase and sale. Any additional gain or any loss upon the disqualifying disposition will be capital gain or loss. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and, perhaps, in the future, the satisfaction of its withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     NONQUALIFIED STOCK OPTIONS. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Generally with respect to employees, the Company is required to withhold from wages an amount based on the ordinary income realized by the exercise. Subject to the reasonableness requirement and the satisfaction of its withholding obligation, the Company will be entitled to a business expense deduction in the amount of the taxable ordinary income recognized by the optionee.

     Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.


USE OF PROCEEDS

     All proceeds from the sale of shares pursuant to options granted under the 1993 Plan constitute general funds of the Company


INDEMNIFICATION OF COMMITTEE

     Under the terms of the 1993 Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the 1993 Plan or any rights granted thereunder.



                                 PROPOSAL THREE
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
            ISSUED PURSUANT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN

     The following is a summary of the material features of the 1994 Employee Stock Purchase Plan ("Stock Purchase Plan"), including amendments for which shareholder approval is being requested.


PROPOSAL

     In March 1999 the Board of Directors amended the Employee Stock Purchase Plan to increase the number of shares authorized to be issued pursuant to the Plan from 1,800,000 common shares to 2,300,000 common shares. The remaining provisions of the Stock Purchase Plan remain unchanged. At the annual meeting the shareholders are being requested to consider and approve the increase in the number of shares authorized to be issued pursuant to the Plan to 2,300,000 common shares. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.



                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL THREE

     The essential features of the 1994 Stock Purchase Plan, including the amendment for which approval is being sought, are outlined below.

PURPOSE

     The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity through regular payroll deductions to purchase common stock of the Company in order to increase their proprietary interest in the Company.


ELIGIBILITY

     All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are customarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Plan. The first Offering Period ran from January 1, 1994 through March 31, 1996, the second from April 1, 1996 through June 30, 1998 and the current period from July 1, 1998 through September 30, 2000. Each Interim Offering Period is a calendar quarter.

     Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum of $10,000 of the fair market value of the Stock ` determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.


ADMINISTRATION

     Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.


PURCHASE PRICE

     The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.


PROCEDURES

     To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates annually for all shares purchased during that year. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

PLAN AMENDMENT AND TERMINATION

     The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

                                  PROPOSAL FOUR
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
         ISSUED PURSUANT TO THE 1987 EMPLOYEE STOCK BONUS INCENTIVE PLAN

     The  following is a summary of the material  features of the 1987  Employee
Stock  Bonus  Incentive  Plan,  as  amended  ("Stock  Bonus  Plan"),   including
amendments for which shareholder approval is being requested.


PROPOSAL

     In May 1987 the Company adopted the 1987 Stock Bonus Incentive Plan ("Stock Bonus Plan") to enable the Company to award stock bonuses to select employees as a reward for past services and to encourage them to remain with the Company. The shareholders approved the Stock Bonus Plan in 1988. In October 1996 the Company amended and restated the Stock Bonus Plan, deregistered all unsold shares of common stock issuable under the Plan and filed a new registration statement as to such unsold shares. On March 26, 1999 the Board amended the Stock Bonus Plan to increase the number of shares authorized to be issued pursuant to the Plan from 1,200,000 common shares to 2,200,000 common shares, with no more than 400,000 shares available for issuance in any single calendar year. The remaining provisions of the Stock Bonus Plan remain unchanged from the 1996 amendments. At the annual meeting the shareholders are being requested to consider and approve the increase in the number of shares authorized to be issued pursuant to the Plan to 2,200,000 common shares. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.



                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL FOUR

PURPOSE

     The purpose of the Stock Bonus Plan is to enable the Company to reward past services of selected employees with bonuses consisting of common stock and to encourage them to remain in the Company's service, as well as to provide the Company with a valuable tool for recruitment and retention of employees of outstanding ability.


ADMINISTRATION

     The Plan is administered by the Compensation Committee of the Board of Directors, which determines the meaning and application of the Plan's provisions, selects employees, including officers, and consultants who participate; determines each participant's stock bonus award; waives or changes any of the Plan's conditions; adopts or amends rules and guidelines relating to the Plan; and takes other actions deemed necessary to administer the Plan.

ELIGIBILITY

     Any consultant or employee currently providing services is eligible to receive a bonus. The Committee selects participants whom it believes are in a position to contribute materially to the attainment of the Company's goals and objectives. Actual awards are made to reward participants for helping the Company meet annual business plan goals through a high level of goal oriented performance which exceeds that normally expected for which the participant is regularly paid a salary.


BONUS AWARDS

     Participants are eligible to receive up to a maximum bonus of 40% of the participant's salary. The Committee determines any participant's actual stock bonus award (if any). Participants receiving stock valued at less than $3,000 are issued stock as soon as practicable following the award. Bonuses of stock valued at greater than that amount are issued within 60 days thereafter. Distributions of bonus shares are made from authorized but unissued shares. Participants must be currently employed or providing consulting service to the Company at the time of the bonus award.


SHARES SUBJECT TO THE PLAN

     The total number of shares of the Company's common stock which may be issued under the Plan may not exceed 2,200,000 shares, subject to stock split, recapitalization or similar change in corporate structure. In no event may the Company make more than 400,000 shares per year available for issuance pursuant to bonus awards in any fiscal year.



                                  PROPOSAL FIVE
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED PURSUANT TO THE 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The following is a summary of the material features of the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan ("Restated Directors' Plan"), including the amendment for which shareholder approval is being sought.


PROPOSAL

     In March 1999 the Board of Directors amended Restated Directors' Plan to increase the number of shares authorized to be issued pursuant to the Restated Directors' Plan from 1,000,000 common shares to 1,500,000 common shares; to increase the number of shares granted in the Initial Option to each newly elected eligible director from 25,000 common shares to 40,000 common shares; and to increase the number of shares granted in the annual option to each eligible director from 25,000 common shares to 40,000 common shares. The remaining provisions of the Restated Directors' Plan remain unchanged. At the annual meeting the shareholders are being requested to consider and approve the increase in the number of shares authorized: to be issued pursuant to the Plan to 1,500,000 common shares; to be granted in the Initial Option to each newly elected eligible director to 40,000; and to be granted to each eligible director in each annual option to 40,000 shares. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL FIVE

PURPOSE

     The purpose of the 1998 Restated Directors' Plan is to provide a means by which each non-employee director of the Company is given an opportunity to purchase stock, in turn assisting the Company in securing and retaining the services of persons capable of serving in such capacity, and to provide incentive to such persons to exert maximum efforts for the success of the Company.


ADMINISTRATION

     The Restated Directors' Plan is administered by the Company's Board of Directors. The Board is authorized to delegate administration of the Directors' Plan to a committee composed of at least three members of the Board.


SHARES SUBJECT TO THE DIRECTORS' PLAN

     Subject to the provisions of the Restated Directors' Plan relating to adjustments upon changes in stock, the stock that may be purchased pursuant to options granted under the Directors' Plan, as amended, cannot exceed an aggregate of 1,500,000 shares of the Company's Common Stock. If any option granted under the Directors' Plan expires for any reason or otherwise terminates without having been exercised in full, the stock not purchased under such option again becomes available for the Directors' Plan.


ELIGIBILITY

     Options under the Restated Directors' Plan may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company.


AUTOMATIC GRANTS

     The Restated Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to Non-Employee Directors. The Restated Directors' Plan provides that each person who is elected for the first time to be a Non-Employee Director after the date of approval of the Plan by the shareholders of the Company (and who has not previously been an employee of the Company) shall, upon the date of his or her initial election, automatically be granted an option to purchase 40,000 shares of the Company's Common Stock.

     The Restated Directors' Plan also provides that every Non-Employee Director shall be granted an option to purchase 40,000 shares on January 1st of each year if such Non-Employee Director has served continuously as such for at least the immediately preceding thirty (30) days.


TERMS OF OPTIONS

     TERM. Options under the Restated Directors' Plan have a ten year term; however, each option will terminate on the last day of the three-month period commencing on the date the Eligible Director ceases to be a member of the Board for any reason other than death or total disability, in which case the option may be exercised within 18 months following termination of such directorship.

     EXERCISE PRICE; PAYMENT. The exercise price of each option under the Restated Directors' Plan must be equal to 85% of the fair market value of the stock on the grant date. The optionee may elect to pay the option price in cash, certified check, bank draft or express money order.

     VESTING; OPTION EXERCISE. An option granted under the Restated Directors' Plan vests pursuant to one of two schedules, determined by the Board at the time of grant: (i) in full on the date of grant; or (ii) in four equal annual installments commencing on the date one year after the grant date. Options vesting in full on the grant date are subject to the Company's right to repurchase at the original per share purchase price, which repurchase right lapses at the rate of 25% per year starting with the first anniversary of the Grant. The Company also has a repurchase right with respect to options granted pursuant to either schedule if the service of a Non-Employee Director is terminated for any reason other than death or total disability, which repurchase right continues for 90 days after termination of service. If the Non-Employee Director exercise his/her option after termination of services for any reason other than death or total disability, the Company's repurchase right continues for 90 days after the exercise.


RESTRICTIONS ON TRANSFER

     An option under the Restated Directors' Plan is not transferable except by will or by the laws of descent and distribution, and may be exercised during the grantee's lifetime only by the grantee or by his/her guardian or legal representative.


DURATION, AMENDMENT AND TERMINATION

     The Board may amend, modify, revise or terminate the Restated Directors' Plan at any time. Unless sooner terminated, the Restated Directors' Plan will terminate ten years from the date the plan is approved by the shareholders of the Company.

     The Board may amend the Restated Directors' Plan from time to time. However, any amendment must be approved by the vote of the shareholders of the Company within twelve months before or after the adoption of the amendment, where the amendment would modify the Restated Directors' Plan in any way if such modification requires shareholder approval in order for the Restated Directors' Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to prevent disqualification of the Restated Directors' Plan from being "disinterested persons" within the meaning of Rule 16b-3. Rights and obligations under any option granted before amendment of the Restated Directors' Plan may not be altered or impaired by any amendment of the Restated Directors' Plan, except with the consent of the person to whom the option was granted.


ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Restated Directors' Plan or subject to any option granted under the Restated Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, or other changes in the Company's capital structure or its business) the Restated Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options. There is no provision for accelerated vesting in the event of a dissolution, liquidation, merger or other capital reorganization of the Company.


FEDERAL INCOME TAX INFORMATION

     Options granted under the Restated Directors' Plan will be nonqualified stock options. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of such option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income on exercise of the option. There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.


INDEMNIFICATION OF COMMITTEE

     Under the terms of the Restated Directors' Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the Restated Directors' Plan or any rights granted thereunder.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP has served as the Company's independent auditor for the year ended December 31, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting, will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

     The Company is not asking shareholders to approve the selection of independent auditors because the Company believes that such a selection is more appropriately left to the discretion of its Board of Directors.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.




                                          By Order of the Board of Directors,



                                          /s/ Gary H. Brooks
                                          -----------------------------------
                                          Gary H. Brooks
                                          Secretary


May 17, 1999

                                  IMATRON INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 18, 1999
         Douglas P. Boyd and S. Lewis Meyer, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of IMATRON INC. to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, at 10:00 a.m. local time on Friday, June 18, 1999, and at any postponements or adjournments of that meeting as set forth below, and in their discretion upon any other business that may properly come before the meeting.
THE BOARD OF DIRECTORS  RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSALS ONE THROUGH
FIVE:
    1. To elect directors to hold office until the 2000 annual meeting of shareholders or until their successors are elected.

          [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY
                  (except as marked below)              to vote for all nominees
                                                        listed below
                       Douglas P. Boyd      William J. McDaniel      Terry Ross
                       John L. Couch        S. Lewis Meyer           Aldo Test
TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE:

--------------------------------------------------------------------------------
    2. To approve the increase in the number of shares authorized to be issued pursuant to the 1993 Employee Stock Option Plan.
        [ ] FOR                    [ ]  AGAINST                  [ ]  ABSTAIN
    3. To approve the increase in the number of shares authorized to be issued pursuant to the 1994 Employee Stock Purchase Plan.
        [ ] FOR                    [ ]  AGAINST                  [ ]  ABSTAIN
    4. To approve the increase in the number of shares authorized to be issued pursuant to the 1987 Stock Bonus Incentive Plan.
        [ ] FOR                    [ ]  AGAINST                  [ ]  ABSTAIN
    5. To approve the increase in the number of shares authorized to be issued pursuant to the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan and to approve the increase in the number of shares granted thereunder.
        [ ] FOR                    [ ]  AGAINST                  [ ]  ABSTAIN
                                                         (cont. on reverse side)

   The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held June 18, 1999, (b) the accompanying Proxy Statement, and (c) the annual report of the Company for the year ended December 31, 1998. If no specification is made, this proxy will be voted FOR proposals one through five.




                                                Date:_____________________, 1999

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as signature
                                                appears   at  left.   Executors,
                                                administrators,         traders,
                                                guardians,    attorneys-in-fact,
                                                etc.   should  give  their  full
                                                titles.    If    signer   is   a
                                                corporation,  please  give  full
                                                corporate  name  and have a duly
                                                authorized officer sign, stating
                                                title. If a partnership,  please
                                                sign  in  partnership   name  by
                                                authorized  person.  If stock is
                                                registered  in two  names,  both
                                                should sign.